UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2023

Biora Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39334	27-3950390
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4330 La Jolla Village Drive, Suite 300
San Diego, California	92122
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (833) 727-2841

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BIOR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 4, 2023, Biora Therapeutics, Inc. (the “Company”) received formal notice from the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company no longer satisfies the $50 million in total assets and $50 million in total revenue requirement for continued listing on The Nasdaq Global Market or the alternative criteria under Nasdaq Listing Rule 5450(b) (the “Rule”). The Staff’s notice has no immediate effect on the listing of the Company’s common stock, which the Company expects will continue to trade on Nasdaq in the normal course pending the conclusion of the compliance process described below.

In accordance with the Nasdaq Listing Rules, the Company was provided 45 calendar days, through May 19, 2023, to submit its plan to regain compliance with the Rule. If the Company’s plan is accepted, the Staff has the discretion to grant the Company up to 180 calendar days from the date of the Staff’s notice, through October 2, 2023, to evidence compliance with the Rule. If the Staff does not accept the Company’s plan, the Staff would then issue a delisting determination, which the Company could appeal to a Nasdaq Hearings Panel (the “Panel”). In that case, the request for a hearing before the Panel would stay any further delisting action by the Staff pending the ultimate conclusion of the hearing process.

The Company is considering various options that may support its efforts to regain and maintain compliance with the applicable Nasdaq listing criteria; however, there can be no assurance that the Staff will grant the Company’s request for an extension or that the Company will be able to evidence compliance with the applicable listing criteria upon the expiration of any such extension that may be granted by the Staff.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Biora Therapeutics, Inc.

Date: April 7, 2023	By:	/s/ Eric d’Esparbes
Eric d’Esparbes Chief Financial Officer